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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 10, 2003

                         Commission File Number 1-14222

                         SUBURBAN PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

            Delaware                                    22-3410353
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                      Identification No.)

                                240 Route 10 West
                            Whippany New Jersey 07981
                                 (973) 887-5300

               (Address, including zip code and telephone number,
              including area code, of principal executive offices)




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ITEM 5.  OTHER EVENTS

This Current Report on Form 8-K files certain exhibits to the shelf registration statement of Suburban Propane Partners, L.P. (the "Partnership") on Form S-3 (Registration No. 333-109714).

On December 10, 2003, the Partnership entered into an underwriting agreement among Goldman, Sachs & Co., Wachovia Securities, LLC and Raymond James & Associates, Inc., as underwriters ("the "Underwriting Agreement"), in connection with the public offering of 2,600,000 common units representing limited partner interests of the Partnership (the "Common Units") at a public offering price of $30.90 per Common Unit. The Partnership granted the underwriters an option to purchase up to an additional 390,000 Common Units pursuant to the Underwriting Agreement to cover over-allotments, if any. The offering is being made in connection with a prospectus and prospectus supplement filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended.

The Underwriting Agreement is being filed as Exhibit 1.1 to this Current Report on Form 8-K. The opinion of the Partnership's counsel as to the legality of the Common Units is being filed as Exhibit 5.1 to this Current Report on Form 8-K. The opinion of the Partnership's federal tax counsel as to certain United States federal tax matters is being filed as Exhibit 8.1 to this Current Report on Form 8-K.

On December 11, 2003 the Partnership issued a press release announcing that it entered into the Underwriting Agreement. A copy of such press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits. The following exhibits are filed herewith:

          1.1  Underwriting Agreement.

          5.1 Opinion of Cahill Gordon & Reindel LLP as to the legality of the Common Units.

          8.1 Opinion of Cahill Gordon & Reindel LLP as to certain United States federal tax matters.

          99.1 Press Release dated December 11, 2003.






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 11, 2003


                              SUBURBAN PROPANE PARTNERS, L.P.


                              By:  /s/ Janice G. Meola
                                   ----------------------------------------
                                     Name:  Janice G. Meola
                                     Title: Vice President,
                                            General Counsel & Secretary



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                                    EXHIBITS


Exhibit No.              Exhibit
-----------              -------

1.1                      Underwriting Agreement
5.1 Opinion of Cahill Gordon & Reindel LLP as to the legality of the Common Units
8.1 Opinion of Cahill Gordon & Reindel LLP as to certain United States federal tax matters
99.1                     Press Release dated December 11, 2003